SunAmerica Series Trust

Supplement to Prospectus dated April 1, 1998

The first paragraph under the heading "Cash Management Portfolio" on page 8 of the Prospectus is deleted and replaced with the following:

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments including corporate bonds and notes; commercial bank obligations; securities of the U.S. government, its agencies and instrumentalities; commercial paper and savings association obligations. These securities mature in 397 days or less. The Cash Management Portfolio also may enter into repurchase agreements and firm commitment arrangements and purchase when-issued securities. See "Description of Securities and Investment Techniques."



July 13, 1998